Ex. 10.66

THIRD AMENDMENT TO CONTRACT OF SALE

THIS THIRD AMENDMENT TO CONTRACT OF SALE (“Third Amendment”) is dated effective this 15th day of March, 2007 and is executed by and between THE SUMMIT AT WINTER PARK LAND CO., LLC (“Seller”) and SILVERLEAF RESORTS, INC. (“Purchaser”).

W I T N E S S E T H:

WHEREAS, Seller and Purchaser have entered into that certain Contract of Sale with effective date of May 1, 2006 relating to Tracts D, E, F, and G, The Summit at Winter Park Ranch, Grand County, Colorado, which Contract was subsequently amended pursuant to (i) that certain Amendment to Contract of Sale dated June 26, 2006, and executed by and between Seller and Purchaser and (ii) that certain Second Amendment to Contract of Sale dated February, 2007, and executed by and between Seller and Purchaser (hereinafter the “Contract”); and

WHEREAS, Seller and Purchaser have agreed to modify the Contract as set forth hereinbelow;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Seller and Purchaser, Seller and Purchaser hereby agree as follows:

1.           Notwithstanding anything to the contrary contained in the Contract, Seller and Purchaser hereby agree that the second non-refundable extension fee in the amount of $100,000.00 which is payable by Purchaser to Seller in order to obtain a second thirty (30) day extension of the deadline for the closing of the Contract, i.e. for the purpose of extending the deadline for the closing of the Contract from March 28, 2007 to April 27, 2007, shall be applied in partial satisfaction of the purchase price payable under the Contract.

2.           Except as amended and modified herein, the Contract continues in full force and effect.  Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Contract.

3.           The parties may execute this Amendment in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, Seller and Purchaser have executed this Amendment as of the day and year first above written.

SELLER:

SUMMIT AT WINTER PARK LAND CO., LLC,
Colorado limited liability company

By:	Developing Equities Group, LLC,
Operating Manager

	By:	/S/ JEFFREY L. KIRKENDALL
	Name:	Jeffrey L. Kirkendall
	Its:	Manager

PURCHASER:

SILVERLEAF RESORTS, INC.,
a Texas corporation

By:	/S/ ROBERT E. MEAD
Name:	Robert E. Mead
Its:	CEO